UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-153356 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K/A filed previously on February 26, 2010 (the “Original Form 8-K/A”), which was filed for the sole purpose of filing the financial statements and pro forma financial information required with respect to the acquisition of a an 82,292 square foot grocery-anchored retail center known as Merrimack Village Center, located in Merrimack, New Hampshire, by Inland Diversified Real Estate Trust, Inc. (the “Company”). This amendment corrects several typographical and scrivener’s errors contained in the pro forma financial statements set forth in the Original Form 8-K/A.  This amendment is limited in scope to such corrections and does not amend, update, or change any other items or disclosures contained in the Original Form 8-K/A.  All other information in the Original Form 8-K/A remains unchanged.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial statements of businesses acquired

Merrimack Village Center	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-3

(b)

Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	March 11, 2010	By:	/s/ Barry L. Lazarus
		Name:	Barry L. Lazarus
		Title	President

2

Index to Financial Statements

Merrimack Village Center	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-3

Unaudited Pro Forma Financial Information

Summary of Unaudited Pro Forma Financial Information	F-5

Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-6

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-10

Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-12

Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-14

Notes to Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-16

F-i

KPMG LLP

Suite 1100, Independent Square

One Independent Drive

Jacksonville, FL 32201-0190

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.

Regency Centers, L.P.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Merrimack Village Center (the Property) for the year ended December 31, 2008. This Historical Summary is the responsibility of management of Regency Centers, L.P. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Merrimack Village Center for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

January 21, 2010

Jacksonville, Florida

Certified Public Accountants

KPMG LLP, a U.S. limited liability partnership, is the U.S.

member firm of KPMG International, a Swiss cooperative.

MERRIMACK VILLAGE CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

	Nine Months ended September 30, 2009 (unaudited)	December 31, 2008
Gross Income:
Base rental income	$729,704	931,834
Operating expense, insurance, and real estate tax recoveries	253,074	333,912
Other income	11,277	32,698

Total gross income	994,055	1,298,444

Direct operating expenses:
Operating expenses	189,312	233,521
Insurance	20,418	24,412
Real estate taxes	166,643	218,655

Total direct operating expenses	376,373	476,588

Excess of gross income over direct operating expenses	$617,682	821,856

See accompanying notes to historical summary of gross income and direct operating expenses.

MERRIMACK VILLAGE CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

(1)

Business

Merrimack Village Center (the Property) is located in Merrimack, New Hampshire. The Property has approximately 85,000 square feet of gross leasable area and was 80% occupied at December 31, 2008. The Property is leased to a total of 11 tenants, of which 1 tenant accounted for approximately 64% of base rental revenue for the year ended December 31, 2008. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Merrimack Village, LLC, acquired the Property on December 11, 2009 from Regency Centers, L.P., an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in a Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. The Property’s lease agreement with its anchor tenant contains a provision for percentage rent if 1% of the anchor tenants’ total reportable sales exceeds the minimum annual rent. There were no percentage rent amounts recognized by the Property during 2008 and 2009 (unaudited).

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $96,578 for the year ended December 31, 2008 and increased base rental income by $65,724 (unaudited) for the nine month period ended September 30, 2009.

MERRIMACK VILLAGE CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from 2 to 19 years, as of December 31, 2008, are as follows:

Year
2009	$877,538
2010	916,714
2011	890,959
2012	901,911
2013	884,854
Thereafter	9,924,384

$14,396,360

(4)

Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary. Management fees of 4% of operating revenues, as defined, are charged to the Property by a related party, Regency Centers, L.P., and are included in operating expenses and in operating expense recoveries in the Historical Summary of Gross Income and Direct Operating Expenses. These management fees may not be comparable to management fees charged to the property by IDRETI.

Inland Diversified Real Estate Trust, Inc.

Summary of Unaudited Pro Forma Financial Statements

The following pro forma information should be read in conjunction with the balance sheets of the Company as of September 30, 2009 (unaudited) and December 31, 2008, the related statements of operations, stockholders’ equity, and cash flows for the three and nine months ended September 30, 2009 (unaudited) and for the three months ended September 30, 2008 (unaudited) and the period from June 30, 2008 (inception) through December 31, 2008 and the notes thereto.  The financial statements of the Company as of September 30, 2009 (unaudited) and December 31, 2008 and for the three and nine months ended September 30, 2009 (unaudited) and for the three months ended September 30, 2008 (unaudited) and the period from June 30, 2008 (inception) through December 31, 2008 have been included in the Company’s prior filings with the Securities and Exchange Commission.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on September 30, 2009.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2009, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were purchased subsequent to September 30, 2009. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

		Pro Forma
	Historical (A)	Adjustments	Pro Forma
Assets
Net investment properties (B) (C) (E)	$-	18,960,590	$18,960,590
Cash and cash equivalents (G)	2,371,136	28,687,567	31,058,703
Accounts and rents receivable	-	-	-
Investment in related party	1,000	-	1,000
Intangible assets, net (B) (C) (E)	-	3,182,739	3,182,739
Deferred expenses	167,432	-	167,432
Deferred offering costs	48,716	-	48,716
Loan fees, net (H)	-	60,080	60,080
Other assets	-	-	-
Total assets	$2,588,284	50,890,976	$53,479,260
Liabilities and Stockholders’ Equity (Deficit)

Mortgage payable (B) (C)	-	5,445,000	5,445,000
Accrued offering expense	395,816	-	395,816
Accrued interest payable	-	29,494	29,494
Accounts payable and accrued expenses	459	-	459
Advance rent and other liabilities	141,070	-	141,070
Intangible liabilities, net (B) (C) (E)	-	488,803	488,803
Due to related parties	2,223,800		2,223,800
Total liabilities	2,761,145	5,963,297	8,724,442

Stockholders’ equity (deficit)
Preferred stock	-	-	-
Common stock (D)	293	5,014	5,307
Additional paid in capital (D)	2,919,325	49,905,922	52,825,247
Less: offering costs (D)	(2,919,618)	(4,983,257)	(7,902,875)
Accumulated distributions in excess of net loss (F)	(172,861)	-	(172,861)
Total stockholders’ equity (deficit)	(172,861)	44,927,679	44,754,818
Total liabilities and stockholders’ equity (deficit)	$2,588,284	50,890,976	$53,479,260

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

(A)

The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2009 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

The pro forma adjustments column include adjustments related to our acquisitions which is detailed below as follows:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments
Net investment properties	$8,065,534	10,895,056	$18,960,590

Intangible assets, net	1,942,902	1,239,837	3,182,739

Intangible liabilities, net	488,803	-	488,803

Mortgage payable	5,445,000	-	5,445,000

(C)

The proforma adjustments reflect the acquisition of the following properties by the Company.  The mortgage payable represents a mortgage obtained from a third party.  No proforma   adjustment has been made for prorations or other closing costs as the amounts are not significant.

Purchases	Acquisition Price	Mortgage Payable
Merrimack Village Center	$9,519,633	$5,445,000
Pleasant Hill Commons	12,134,893	-
	$21,654,526	$5,445,000

Allocation of net investments in properties:
Land	$7,500,000
Building and improvements	11,460,590
Intangible assets, net	3,182,739
Intangible liabilities, net	(488,803)
Total	21,654,526

Allocations are preliminary and subject to change.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

(D)

Additional offering proceeds of $44,927,679, net of additional offering costs of $4,983,257, are reflected as received as of September 30, 2009 based on offering proceeds actually received as of February 19, 2010.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E)

Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(F)

No proforma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)

Pro forma cash proceeds of $28,687,567 represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through February 19, 2010 less the proforma net acquisition price of investments in real estate.

(H)

Loan fees (net of accumulated amortization) of $60,080 represents loan fees and loan fee deposits applied to the mortgage debt financing as described in (C).

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009. Pro forma adjustments have been made for the properties that were purchased subsequent to September 30, 2009. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons.  The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$-	1,548,577	$1,548,577
Tenant recovery income	-	519,690	519,690
Other property income	-	14,015	14,015
Total income	-	2,082,282	2,082,282

Organization	31,483	-	31,483
General and administrative	71,885	-	71,885
Property operating expenses (E)	-	429,287	429,287
Real estate taxes	-	285,633	285,633
Depreciation and amortization (C)	-	487,080	487,080
Total expenses	103,368	1,202,000	1,305,368

Operating income (loss)	(103,368)	880,282	776,914

Interest income	81	-	81
Interest expense (F)	-	278,995	278,995

Net income (loss) applicable to common shares	$(103,287)	601,287	$498,000

Net income (loss) available to common shareholders per common share, basic and diluted (D)	$(4.51)		$0.09

Weighted average number of common shares outstanding, basic and diluted (D)	22,900		5,306,523

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

(A)

The historical column represents the Company’s Consolidated Statement of Operations for the nine months ended September 30, 2009 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

Total pro forma adjustments for acquisitions consummated as of February 19, 2010 are as though the properties were acquired January 1, 2009.

Unaudited combined gross income and direct operating expenses presented from January 1, 2009 through the date of acquisition is based on information provided by the seller for the following properties:

Merrimack Village Center

Pleasant Hill Commons

The pro forma adjustments for the nine months ended September 30, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments

Rental income	$748,494	800,083	$1,548,577
Tenant recovery income	253,074	266,616	519,690
Other property income	11,277	2,738	14,015
Total income	1,012,845	1,069,437	2,082,282

Property operating expenses	214,450	214,837	429,287
Real estate taxes	166,643	118,990	285,633
Depreciation and amortization	259,157	227,923	487,080
Total expenses	640,250	561,750	1,202,000

Operating income	372,595	507,687	880,282

Interest expense	278,995	-	278,995

Net income applicable to common shares	$93,600	507,687	$601,287

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

(C)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  That portion of the purchase price allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)

The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2009 was calculated assuming sufficient shares were sold to generate enough proceeds to purchase each of the properties were issued on January 1, 2009.

(E)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the nine months ended September 30, 2009, pro forma property operating expenses included incremental management fees of $20,944.

(F)

The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	5,445,000	6.50%	March 1, 2015

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on June 30, 2008 or the date significant operations commenced.  Pro forma adjustments have been made for the properties that were purchased subsequent to December 31, 2008. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons.  The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the period June 30, 2008 (inception) through December 31, 2008, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$-	772,842	$772,842
Tenant recovery income	-	213,382	213,382
Other property income	-	18,175	18,175
Total income	-	1,004,399	1,004,399

Organization	22,988	-	22,988
General and administrative	46,586	-	46,586
Property operating expenses (E)	-	269,825	269,825
Real estate taxes	-	188,655	188,655
Depreciation and amortization (C)	-	324,719	324,719
Total expenses	69,574	783,198	852,772

Operating income (loss)	(69,574)	221,201	151,627

Interest expense (F)	-	187,963	187,963

Net income (loss) applicable to common shares	$(69,574)	33,238	$(36,336)

Net income (loss) available to common shareholders per	$(3.48)	-	$(0.01)
common share, basic and diluted (D)
Weighted average number of common shares
outstanding, basic and diluted (D)	20,000	-	5,306,523

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

(A)

The historical column represents the Company's Consolidated Statement of Operations for the period June 30, 2008 (inception) through December 31, 2008 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of February 19, 2010 are as though the properties were acquired June 30, 2008 (inception).

Unaudited combined gross income and direct operating expenses presented from June 30, 2008 (inception) through December 31, 2008 is based on information provided by the seller for Merrimack Village Center.

For Pleasant Hill Commons, unaudited gross income and direct operating expenses presented from June 30, 2008 (inception) through December 31, 2008 are based on management’s estimate of the property’s operations for such period.

The pro forma adjustments are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments

Rental income	$478,444	294,398	$772,842
Tenant recovery income	166,956	46,426	213,382
Other property income	16,349	1,826	18,175
Total income	661,749	342,650	1,004,399

Property operating expenses	132,276	137,549	269,825
Real estate taxes	109,328	79,327	188,655
Depreciation and amortization	172,771	151,948	324,719
Total expenses	414,374	368,824	783,198

Operating income (loss)	247,375	(26,174)	221,201

Interest expense	187,963	-	187,963

Net income (loss) applicable to common shares	$59,412	(26,174)	$33,238

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

(C)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  That portion of the purchase price allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes, are preliminary and may be subject to change.

(D)

The proforma weighted average shares of common stock outstanding for the period June 30, 2008 (inception) through December 31, 2008 was calculated assuming sufficient shares were sold to generate enough proceeds to purchase each of the properties were issued on June 30, 2008.

(E)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the period June 30, 2008 (inception) through December 31, 2008, pro forma property operating expenses included incremental management fees of $8,449.

(F)

The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	5,445,000	6.50%	March 1, 2015